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                                                                    Exhibit 99.1

                                  AMENDMENT TO
                              AMENDED AND RESTATED
                                RIGHTS AGREEMENT


         This Amendment (the "AMENDMENT") to the Amended and Restated Rights Agreement (the "RIGHTS AGREEMENT") by and between Benihana Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, as successor to the interest of First Union National Bank of North Carolina (the "RIGHTS AGENT") is made and entered into as of May 18, 2007 between the Company and the Rights Agent.

                                   WITNESSETH:

         WHEREAS, the Company and the Rights Agent are parties to the Rights Agreement;

         WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company may supplement or amend the Rights Agreement;

         WHEREAS, the Board of Directors of the Company has determined that it is necessary and desirable to amend the Rights Agreement in the manner set forth below.

         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT TO SECTION 1(H). Section 1(h) of the Rights Agreement is hereby amended and supplemented as follows:

         (a) The words "action or transactions" shall be amended to read "action or transaction"; and

         (b)      The following shall be inserted after the word "hereunder":
                  "for any reason, including that the acquisition was pursuant to an action or transaction or series of actions or transactions approved by the Board of Directors at the time such Person was an Exempt Person."

         2. EFFECT OF AMENDMENT. Except as expressly set forth herein, the terms and provisions of the Rights Agreement remain in full force and effect and are hereby ratified and confirmed. References in any agreement, instrument or other document to the Rights Agreement shall be deemed to be a reference to the Rights Agreement as amended hereby.

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         3.       EFFECTIVE DATE. This Amendment shall be effective immediately upon execution by the Rights Agent.

         4. GOVERNING LAW. This Amendment shall be governed by the laws of the State of New York.

         5. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes and all of which together shall constitute one and the same agreement.

         6. SEVERABILITY. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment, and of the Rights Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         7. WAIVER OF NOTICE. By executing this Amendment, the Company and the Rights Agent hereby waive any notice requirement under the Rights Agreement pertaining to the matters addressed herein.

                            [Signature Page Follows]



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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to be executed and delivered by its duly authorized officer as of the date first above written.




                                  BENIHANA INC.


                                     By: /s/ Joel A. Schwartz
                                        --------------------------
                                          Name:  Joel A. Schwartz
                                          Title: Chairman of the Board
                                                 and Chief Executive Officer


                                          AMERICAN STOCK TRANSFER
                                          & TRUST COMPANY,
                                          as successor to the interest of First
                                          Union National Bank of North Carolina
                                          in the Rights Agreement


                                     By: /s/ Herbert J. Lemmer
                                        -------------------------------
                                          Name:  Herbert J. Lemmer
                                          Title: Vice President